As filed with the Securities and Exchange Commission on September 8, 2006

Registration Nos. 2-34576

811-1940

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 55

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 42

LEGG MASON PARTNERS APPRECIATION FUND INC.

(exact name of Registrant as Specified in Charter)

125 Broad Street, New York, New York 10004

(Address of Principal Executive Offices)

(800) 451-2010

(Registrant’s telephone number, including Area Code)

Robert I. Frenkel

300 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of agent for service)

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on November 20, 2006 pursuant to paragraph (a) of Rule 485.

EXPERIENCE

PROSPECTUS

May 1, 2006, as amended November     , 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners

Appreciation Fund, Inc.

Class A, B, C, FI, R and I Shares

INVESTMENT PRODUCTS: NOT  FDIC  INSURED • NO  BANK  GUARANTEE • MAY  LOSE  VALUE

“Smith Barney” is a service mark of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legg Mason Partners Appreciation Fund, Inc.

Prior to April 7, 2006, the fund was known as Smith Barney Appreciation Fund, Inc. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

The fund seeks long-term appreciation of shareholders’ capital.

Principal investment strategies

Key investments

The fund invests primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies, but may also invest in small capitalization companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Selection process

The portfolio managers’ investment strategy consists of individual company selection and management of cash reserves. The portfolio managers look for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

In selecting individual companies for the fund’s portfolio, the portfolio managers look for the following:

■	Strong or rapidly improving balance sheets
■	Recognized industry leadership
■	Effective management teams that exhibit a desire to earn consistent returns for shareholders

In addition, the portfolio managers consider the following characteristics:

■	Past growth records
■	Future earnings prospects
■	Technological innovation
■	General market and economic factors
■	Current yield or potential for dividend growth

Generally, companies in the fund’s portfolio fall into one of the following categories:

■	Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The portfolio managers generally look for a catalyst that will unlock these values. The portfolio managers also look for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of market changes in the way they do business (for example, a corporate restructuring).
■	Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies’ products.

The portfolio managers adjust the amount held in cash reserves depending on the portfolio managers’ outlook for the stock market. The portfolio managers will increase the fund’s allocation to cash when, in the portfolio managers’ opinion, market valuation levels become excessive. The portfolio managers may sometimes hold a significant portion of the fund’s assets in cash while waiting for buying opportunities or to provide a hedge against

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stock market declines. If the fund holds a significant portion of its assets in cash during periods of stock market increases, that could prevent the fund from achieving its investment objective.

Principal risks of investing in the fund

Investing in equity securities can bring added benefits, but it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of the following:

■	The U.S. stock market declines
■	Large and medium capitalization stocks or growth stocks are temporarily out of favor
■	An adverse event depresses the value of a company’s stock
■	The portfolio managers’ judgment about the attractiveness, value or potential appreciation of a particular stock or about the amount to hold in cash reserves proves to be incorrect

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term capital appreciation potential of the stock market
■	Are willing to accept the risks of investing in the stock market
■	Are planning for a long-term goal and can tolerate periods of market volatility

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Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average total annual returns compare with the returns of the S&P 500 Index, a broad-based unmanaged securities market index of large capitalization companies. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I* shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and on the redemption of shares at the end of the period. Performance information for Class FI and Class R shares is not provided as these classes have not commenced operations as of the date of this Prospectus. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns: (for periods shown in the bar chart)

Highest: 17.89% in 4th quarter 1998; Lowest: (13.34)% in 3rd quarter 2002

Year-to-date:    % through 9/30/06

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

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Average Annual Total Returns (for periods ended December 31, 2005)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A

Return before taxes(1)%		%	%	%	03/10/70

Return after taxes on distributions(1)(2)%		%	%	N/A

Return after taxes on distributions and sale of fund shares(1)(2)%		%	%	N/A

Other Classes (Return before taxes only)

Class B	(1.58)%	1.51%	8.19%	8.93%	11/06/92

Class C	2.33%	1.73%	8.21%	8.60%	02/04/93

Class I(3)	4.62%	2.92%	N/A	9.36%	01/30/96

S&P 500 Index(4)	4.91%	0.54%	9.07%	N/A	N/A

(1)	On November 20, 2006, the initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased sales charge had been in effect for the entire period.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.
(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(4)	The S&P 500 Index is an unmanaged market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

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Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C		Class FI	Class R	Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None		None	None	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	5.00%	1.00	%(3)	None	None	None

Annual fund operating expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class FI	Class R	Class I(1)
Management fees(4)	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.25%	0.50%	None

Other expenses(5)	0.12%	0.27%	0.10%	%	%	0.01%

Total annual fund operating expenses	0.93%	1.83%	1.66%	%	%	0.57%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(3)	As of November 20, 2006, the deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.
(4)	The fund has a management fee that declines as assets increase, as follows: 0.75% of the first $250 million of average daily net assets; 0.70% on the next $250 million of average daily net assets; 0.65% on the next $500 million of average daily net assets; 0.60% on the next $1 billion of average daily net assets; 0.55% on the next $1 billion of average daily net assets; and 0.50% on average daily net assets in excess of $3 billion. Prior to December 1, 2005, the fund had separate investment and advisory and administration fees, “Management fees” in the table have been restated to reflect the new fee rates.
(5)	“Other expenses” have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006. The amounts set forth in “Other expenses” for Class FI and Class R shares have been estimated based on “Other expenses” of other classes of the fund, but also include a recordkeeping fee which is used to compensate Service Agents for recordkeeping services.

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Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year		3 years		5 years		10 years
Class A (with or without redemption)	$		$		$		$

Class B (redemption at end of period)		$686		$876		$1,091		$1,912	(1)

Class B (no redemption)		$186		$576		$991		$1,912	(1)

Class C (redemption at end of period)		$269		$523		$901		$1,965

Class C (no redemption)		$169		$523		$901		$1,965

Class FI (with or without redemption)	$		$		$		$

Class R (with or without redemption)	$		$		$		$

Class I(2) (with or without redemption)		$58		$183		$318		$713

(1)	Assumes conversion to Class A shares approximately eight years after purchase.
(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

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More on the fund’s investments

Derivatives and hedging techniques

The fund may use derivative contracts, such as futures and options on securities and securities indices and options on these futures, for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Foreign investments

The fund may invest up to 10% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of United States issuers. Many foreign countries the fund invests in have markets that are less liquid and more volatile than United States markets. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions, such as currency controls or seizure of private businesses or property, are more likely.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and in short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

8         Legg Mason Partners Funds

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI and on the fund’s website at www.leggmason.com/InvestorServices.

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Management

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $    billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Harry D. Cohen, chief investment officer of the subadviser, has been responsible for the day-to-day management of the fund’s portfolio since 1979. Scott Glasser, investment officer of the subadviser, currently shares the responsibility for the day-to-day management of the fund’s portfolio. Mr. Glasser has been involved in the management of the fund since 1995.

The SAI provides additional information about the portfolio managers’ compensation, any other accounts managed by the portfolio managers, and any fund shares held by the portfolio managers and has more detailed information about the manager, the subadviser and other fund service providers.

Management Fee

For its services during the fiscal year ended December 31, 2005, SBFM received an advisory fee and an administrative fee equal to 0.41% and 0.15%, respectively, of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and sub-advisory agreement is available in the fund’s Semi-Annual Report for the period ended June 30, 2006.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment

10         Legg Mason Partners Funds

matters, including standardized fundamental investment policies and the ability to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for its Class A, B, C, FI and R shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, the manager, broker/ dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC, Inc. serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before;

Legg Mason Partners Appreciation Fund, Inc.         11

and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

12         Legg Mason Partners Funds

Choosing a class of shares to buy

Individual investors can choose among three classes of shares: Classes A, B and C shares. Institutional and retirement plan investors can choose among four(1) classes of shares: Class C, FI, R and I (formerly Y) shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions, Smith Barney Financial Advisors or PFS Registered Representatives (each called a “Service Agent”)
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class may be best for you, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

(1)	As of November 20, 2006, Class A and Class B shares will no longer be offered through Service Agents to retirement plans with omnibus accounts held on the books of the fund. However, retirement plans that hold Class A or Class B shares prior to that date will continue to be permitted to make additional investments in that Class. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries will also remain eligible for Class A shares.

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Investment Minimum Initial/Additional Investments
	Class A	Class B	Class C	Class FI	Class R	Class I
General	$500/$50	$500/$50	$500/$50	n/a	n/a	n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a	n/a	n/a

SIMPLE IRAs	$1/$1	$1/$1	$1/$1	n/a	n/a	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a	n/a	n/a

Clients of Eligible Financial Intermediaries(1)	$1/$1	n/a	n/a	None(2)/ None(2)	n/a	None(2)/ None(2)

Retirement Plans with omnibus accounts held on the books of the fund(3)	n/a(4)	n/a(4)	None(2)/ None(2)	None(2)/ None(2)	None(2)/ None(2)	None(2)/ None(2)

Other Retirement Plans(3)	$50/$50	$50/$50	$50/$50	n/a	n/a	n/a

Institutional Investors(5)	$500/$50	$500/$50	$500/$50	n/a	n/a	$1 million/ None(6)

(1)	Clients of Eligible Financial Intermediaries are investors who invest in the fund through financial intermediaries that offer their clients Class A, FI or I shares through investment programs as authorized by LMIS.
(2)	Minimums may be imposed by a financial intermediary.
(3)	Retirement Plans include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 saving accounts.
(4)	As of November 20, 2006, Class A and Class B shares will no longer be offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. However, Retirement Plans that hold Class A or Class B shares prior to that date will continue to be permitted to make additional investments in that Class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries will also remain eligible for Class A shares.
(5)	Institutional Investors generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund. As of November 20, 2006, Class I shares will generally be offered only to Institutional Investors (unless a client of a financial intermediary). However, non-Institutional Investors that hold Class I shares prior to that date will continue to be permitted to make additional investments in Class I shares.
(6)	The $1 million investment amount does not apply to investors who invest in the fund through financial intermediaries that offer their clients Class I shares through investment programs, although certain investment minimums may be imposed by a financial intermediary.

More information about the fund’s classes of shares is available through the Legg Mason Partners’ Funds website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee Table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class FI	Class R	Class I
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not covert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Only offered to clients of eligible financial intermediaries	■ No initial or deferred sales charge ■ Only offered to eligible retirement plans with omnibus accounts held on the books of the fund	■ No initial or deferred sales charge ■ Only offered to institutional and other eligible investors ■ Lower expenses than the other classes
Initial sales charge	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None	None	None
Deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years; waived for certain investors	1.00% if you redeem within 1 year of purchase; waived for certain retirement plan investors	None	None	None
Annual distribution and service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	0.25% of average daily net assets	0.50% of average daily net assets	None
Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C of most Legg Mason Partners Funds	Class FI shares of applicable Legg Mason Partners Funds	Class R shares of applicable Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds
(1)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

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Sales charge

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker-dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. For Class A shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such deferred sales charge. Service Agents (including CGMI and PFS) will also receive a fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

	Sales Charge as % of		Broker/Dealer Commission as a % of offering price
Amount of investment	offering price	net amount
Less than $25,000	5.75	6.10	5.00

$25,000 but less than $50,000	5.00	5.26	4.25

$50,000 but less than $100,000	4.50	4.71	3.75

$100,000 but less than $250,000	3.50	3.63	2.75

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more*	-0-	-0-	up to 1.00

*	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. As of November 20, 2006, the commission of up to 1.00% will no longer be paid to Service Agents for purchases by retirement plans with a direct omnibus relationship with the fund. However, for certain retirement plans that are permitted to purchase shares at net asset value on or after this date, the Service Agent will remain eligible to receive commissions on additional Class A shares that are purchased. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

16         Legg Mason Partners Funds

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility.

■	Accumulation privilege – lets you combine the current value of Class A shares of the fund with all other shares of Legg Mason Partners Funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21;

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of intent – lets you purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Legg Mason Partners Fund shares that are purchased during the 13-month period by
☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Advisor, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

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If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors
■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5%	4%	3%	2%	1%	0%

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. Service Agents also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

18         Legg Mason Partners Funds

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

LMIS will pay Service Agents selling Class C shares to accounts (other than on shares sold to omnibus accounts of retirement plans held on the books of the fund) a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents will then receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. As of November 20, 2006, starting immediately after purchase LMIS will pay Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the fund an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

As of November 20, 2006, retirement plans with omnibus accounts held on the books of the fund will not be subject to a deferred sales charge on shares redeemed within one year of purchase.

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Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Class FI shares are offered to investors who invest in the fund through financial intermediaries that offer their clients Class FI shares through investment programs authorized by LMIS, such as (i) fee-based advisory or brokerage account programs (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans.

LMIS may pay Service Agents selling Class FI shares an annual fee of up to 0.25% starting immediately after purchase. In addition, the fund may pay Service Agents a recordkeeping fee for performing recordkeeping services for Class FI shares.

Class R shares

You buy Class R shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Class R shares are offered only to retirement plans with accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary). Retirement plans include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or Section 529 saving accounts.

LMIS may pay Service Agents selling Class R shares an annual fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them. In addition, the fund may pay Service Agents a recordkeeping fee for performing recordkeeping services for Class R shares.

Class I shares

As of November 20, 2006, Class Y shares were renamed Class I shares. You buy Class I shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Class I shares are offered to institutional investors, including corporations, banks, insurance companies, foundations, retirement plans and other similar entities, and may be offered to other investors in the discretion of a distributor. Class I shares are also offered to investors who invest in the fund through financial intermediaries that offer their clients Class I shares through investment programs as authorized by LMIS, such as (i) fee-based advisory or brokerage account programs (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans. Investors who held Class I shares prior to November 20, 2006 will continue to be permitted to make additional investments in Class I shares.

Investors in Class I shares must generally meet the $1,000,000 minimum initial investment requirement. The $1,000,000 minimum investment amount does not apply to investors who invest in the fund through financial intermediaries that offer their clients Class I shares through investment programs, although certain investment minimums may be imposed by a financial intermediary.

20         Legg Mason Partners Funds

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners Fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

LMIS receives deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

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Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected.

■   Class of shares being bought

■   Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■   Clients of a PFS Registered Representative should write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC, Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

■   All other investors should write to the fund at the following address

Legg Mason Partners Funds

c/o PFPC, Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■   Enclose a check to pay for the shares. For initial purchases, complete and send an account application available at:

■   Specify the name of the fund and the share class you wish to purchase

■   For more information, please call Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds in order to buy shares on a regular basis.

■   Amounts transferred should be at least $25 monthly

■   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■   If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

22         Legg Mason Partners Funds

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors.

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■ You may exchange shares only for shares of the same class of another Legg Mason Partners Fund [other than shares of Legg Mason Partners S&P 500 Index Fund]. Not all Legg Mason Partners Funds offer all classes.

■ Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■ Exchanges of Class A, B, C, FI and R shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.
You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Legg Mason Partners Appreciation Fund, Inc.         23

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of any other Legg Mason Partners Fund.

■ Exchanges may be made, monthly, every alternate month, quarterly, semi-annually or annually

■ A predetermined dollar amount of at least $25 per exchange is required

For more information contact your Service Agent or the transfer agent.

24         Legg Mason Partners Funds

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value next determined after receipt.

Your redemption proceeds will normally be sent within three business days after your request is received in good order but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the applicable address:

For clients of a PFS Registered Representative, write to the following address:

Primerica Shareholder Services

c/o PFPC, Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

For all other investors, send your request to:

Legg Mason Partners Funds

c/o PFPC, Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The fund’s name, the class of shares to be redeemed and your account number

■ The class of shares and the dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445

Legg Mason Partners Appreciation Fund, Inc.         25

between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments are equal to or less than 12.00% annually or 2.00% monthly of your account balance on the date the withdrawals commence.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

26         Legg Mason Partners Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The transfer agent or Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor it agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to

Legg Mason Partners Appreciation Fund, Inc.         27

bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the board of directors of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

28         Legg Mason Partners Funds

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record Ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Legg Mason Partners Appreciation Fund, Inc.         29

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income for individuals, potentially taxable at long-term capital gain rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in additional fund shares. Although dividends (including dividends from short- term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. Qualified dividend income generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, your servicing agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each

30         Legg Mason Partners Funds

shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

Legg Mason Partners Appreciation Fund, Inc.         31

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

32         Legg Mason Partners Funds

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Legg Mason Partners Appreciation Fund, Inc.         33

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years and for the six-month period ended May 31, 2006. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements which (other than the six-month period ended May 31, 2006) have been audited by                     , independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). As of November 20, 2006, Class Y shares of the fund were renamed Class I shares.

Financial highlights for Class FI and Class R shares are not provided as these classes have not commenced operations as of the date of this Prospectus.

For a Class A(1) share of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	Six Months Ended May 31, 2006 (unaudited)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year		$14.67	$13.79	$11.13	$13.69	$14.55

Income (Loss) From Operations:
Net investment income		0.09	0.14	0.07	0.06	0.10
Net realized and unrealized gain (loss)		0.52	1.09	2.67	(2.39)	(0.59)

Total Income (Loss) From Operations		0.61	1.23	2.74	(2.33)	(0.49)

Less Distributions From:
Net investment income		(0.07)	(0.14)	(0.08)	(0.01)	(0.08)
Net realized gains		(0.79)	(0.21)	—	(0.22)	(0.29)

Total Distributions		(0.86)	(0.35)	(0.08)	(0.23)	(0.37)

Net Asset Value, End of Year		$14.42	$14.67	$13.79	$11.13	$13.69

Total Return(2)		4.15%	8.92%	24.70%	(17.00)%	(3.44)%

Net Assets, End of Year (millions)		$3,587	$3,575	$3,210	$2,476	$3,140

Ratios to Average Net Assets:
Gross expenses		0.96%	0.95%	0.96%	0.95%	0.92%
Net expenses		0.96	0.93 (3)	0.96	0.95	0.92
Net investment income		0.61	0.96	0.55	0.48	0.68

Portfolio Turnover Rate		53%	40%	42%	74%	62%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The manager voluntarily waived a portion of its advisory fees.

34         Legg Mason Partners Funds

For a Class B(1) share of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	Six Months Ended May 31, 2006 (unaudited)	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year		$14.40		$13.54	$10.95	$13.58	$14.47

Income (Loss) From Operations:
Net investment income (loss)		(0.03)		0.02	(0.03)	(0.05)	(0.02)
Net realized and unrealized gain (loss)		0.51		1.06	2.62	(2.36)	(0.58)

Total Income (Loss) From Operations		0.48		1.08	2.59	(2.41)	(0.60)

Less Distributions From:
Net investment income		(0.00	)(2)	(0.01)	—	—	—
Net realized gains		(0.79)		(0.21)	—	(0.22)	(0.29)

Total Distributions		(0.79)		(0.22)	—	(0.22)	(0.29)

Net Asset Value, End of Year		$14.09		$14.40	$13.54	$10.95	$13.58

Total Return(3)		3.31%		7.99%	23.65%	(17.70)%	(4.20)%

Net Assets, End of Year (millions)		$986		$1,078	$1,075	$871	$1,081

Ratios to Average Net Assets:
Gross expenses		1.80%		1.78%	1.76%	1.82%	1.76%
Net expenses		1.80		1.76 (4)	1.76	1.82	1.76
Net investment income (loss)		(0.23)		0.11	(0.26)	(0.38)	(0.17)

Portfolio Turnover Rate		53%		40%	42%	74%	62%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The manager voluntarily waived a portion of its advisory fees.

Legg Mason Partners Appreciation Fund, Inc.         35

For a Class C(1)(2) share of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)	Six Months Ended May 31, 2006 (unaudited)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year		$14.42		$13.55	$10.96	$13.58		$14.47

Income (Loss) From Operations:
Net investment income (loss)		(0.03)		0.02	(0.03)	(0.04)		(0.02)
Net realized and unrealized gain (loss)		0.51		1.08	2.62	(2.36)		(0.58)

Total Income (Loss) From Operations		0.48		1.10	2.59	(2.40)		(0.60)

Less Distributions From:
Net investment income		(0.00	)(3)	(0.02)	—	(0.00	)(3)	—
Net realized gains		(0.79)		(0.21)	—	(0.22)		(0.29)

Total Distributions		(0.79)		(0.23)	—	(0.22)		(0.29)

Net Asset Value, End of Year		$14.11		$14.42	$13.55	$10.96		$13.58

Total Return(4)		3.31%		8.08%	23.63%	(17.62)%		(4.20)%

Net Assets, End of Year (millions)		$661		$614	$531	$318		$266

Ratios to Average Net Assets:
Gross expenses		1.77%		1.76%	1.80%	1.75%		1.72%
Net expenses		1.77		1.74 (5)	1.80	1.75		1.72
Net investment income (loss)		(0.20)		0.16	(0.28)	(0.30)		(0.13)

Portfolio Turnover Rate		53%		40%	42%	74%		62%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The manager voluntarily waived a portion of its advisory fees.

36         Legg Mason Partners Funds

For a Class I* share of capital stock outstanding throughout each year ended December 31:

Class I (formerly Class Y) Shares(1)	Six Months Ended May 31, 2006 (unaudited)	2005	2004	2003	2002	2001
Net asset value, beginning of year		$14.63	$13.76	$11.15	$13.67	$14.52

Income (loss) from operations:
Net investment income		0.15	0.19	0.12	0.10	0.14
Net realized and unrealized gain (loss)		0.53	1.09	2.67	(2.39)	(0.58)

Total income (loss) from operations		0.68	1.28	2.79	(2.29)	(0.44)

Less distributions from:
Net investment income		(0.14)	(0.20)	(0.18)	(0.01)	(0.12)
Net realized gains		(0.79)	(0.21)	—	(0.22)	(0.29)

Total distributions		(0.93)	(0.41)	(0.18)	(0.23)	(0.41)

Net asset value, end of year		$14.38	$14.63	$13.76	$11.15	$13.67

Total return(2)		4.62%	9.30%	25.11%	(16.71)%	(3.07)%

Net assets, end of year (millions)		$667	$642	$474	$85	$87

Ratios to average net assets:
Gross expenses		0.57%	0.57%	0.59%	0.59%	0.58%
Net expenses		0.57	0.55 (3)	0.59	0.59	0.58
Net investment income		1.00	1.35	0.96	0.85	1.02

Portfolio turnover rate		53%	40%	42%	74%	62%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The manager voluntarily waived a portion of its advisory fees.

Legg Mason Partners Appreciation Fund, Inc.         37

(Investment Company Act

file no. 811-01940)

[                    ]

Legg Mason Partners Appreciation Fund, Inc.

You may visit the fund’s web site at www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Shareholder Services at 800-451-2010 (or for clients of a PFS Investments Registered Representative, call Primerica Shareholder Services at 800-544-5445), or by writing to the fund at Legg Mason Partners Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

May 1, 2006, as amended November        , 2006

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS APPRECIATION FUND, INC.

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the prospectus of Legg Mason Partners Appreciation Fund, Inc. (the “fund”) dated May 1, 2006, as amended                     , 2006 and as further amended or supplemented from time to time (the “prospectus”), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. These reports contain information that is incorporated by reference into this SAI. The prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Advisor, a registered representative of PFS Investments Inc., (“PFS”), a broker/dealer, financial intermediary or financial institution (each called a “Service Agent”) or by writing or calling the fund at the address or telephone number above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), Citigroup Global Markets Inc. (“CGMI”) and PFS serve as the fund’s distributors.

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The fund is an open-end, diversified, management investment company. The prospectus discusses the fund’s investment objective and the policies it employs to achieve its objective. The fund has called a meeting of shareholders to consider several proposals. If approved by the shareholders, the fund’s investment objective may be changed without shareholder approval.

This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies the fund may utilize and certain risks associated with such investments, policies and strategies. Legg Mason Partners Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the fund. ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) serves as the subadviser to the fund.

Common Stock.    The fund may invest in common stocks. Common stocks are shares of a corporation or other entity entitling the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock.    Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Preferred stock dividends must be paid before common stock dividends and for that reason preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Warrants.    The fund may invest up to 5% of its assets in warrants. Warrants entitle the fund to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Convertible Securities.    Convertible securities in which the fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

Foreign Securities.    The fund may invest up to 10% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts (securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or similar securities representing interests in the common stock of foreign issuers). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes, which may reduce the investment return of the fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.

Money Market Instruments.    The fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities (“U.S. government securities”); certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. The fund may invest in cash and in short-term instruments, and it may hold cash and short-term instruments without limitation when the manager determines that it is appropriate to maintain a temporary defensive posture. Short-term instruments in which the fund may invest include: (a) obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities (including repurchase agreements with respect to such securities); (b) bank obligations (including CDs, TDs and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); (c) floating rate securities and other instruments denominated in U.S. dollars issued by international development agencies, banks and other financial institutions, governments and their agencies or instrumentalities and corporations located in countries that are members of the Organization for Economic Cooperation and Development; and (d) commercial paper rated no lower than A-2 by the Standard & Poor’s Ratings Group (“S&P”) or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories.

INVESTMENT PRACTICES

In attempting to achieve its investment objective, the fund may employ, among others, the following portfolio strategies.

Repurchase Agreements.    The fund may enter into repurchase agreements. In a repurchase agreement, the fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The fund’s custodian will have custody of, and will hold in a segregated account, securities acquired by the fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the “SEC”) to be loans by the fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Lending of Portfolio Securities.    Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the fund’s board of directors (the “Board”). The fund will not lend portfolio securities to affiliates of the manager or the subadviser unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned occurring during the term of the loan would be for the account of the fund. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party acting as a “finder” that is unaffiliated with the fund, Legg Mason, or CGMI.

By lending its securities, the fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not the primary investment goal of the fund, income received could be used to pay the fund’s expenses and would increase an investor’s total return. The fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Generally, the borrower will be required to make payments to the fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

DERIVATIVES TRANSACTIONS

Financial Futures and Options Transactions.    The Commodity Futures Trading Commission (“CFTC”) eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund however, continues to have policies with respect to futures and options thereon as set forth below.

Options, Futures and Currency Strategies.    The fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund as a substitute for buying or selling securities, or as a cash management technique. There can be no assurance that such efforts will succeed.

To attempt to hedge against adverse movements in exchange rates between currencies, the fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the subadviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the subadviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency the subadviser expects to decline in an amount approximating the value of some or all of the fund’s securities denominated in that currency, or when the subadviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the subadviser believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated (“cross hedging”). The fund will segregate (i) cash, (ii) U.S. Government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, with a value equal to the aggregate amount of the fund’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities are segregated on a daily basis so that the value of the amount will equal the amount of the fund’s commitments with respect to such contracts.

For hedging purposes, the fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the fund or which the subadviser intends to include in its portfolio. The fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.

The fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by the fund is “covered” if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account on the fund’s books) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the fund’s books.

The fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the fund may be required to forfeit such amounts in the event the prices of securities underlying the options do not move in the direction or to the extent anticipated. The fund may invest up to 5% of the total assets in put and call options on securities.

Although the fund might not employ the use of forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the subadviser’s ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the fund invests; and lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time.

Over-the-counter options in which the fund may invest differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

Stock Index Options.    The fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

The fund will engage in stock index options transactions only when determined by the subadviser to be consistent with the fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The fund can invest up to 5% of its total assets in put and call options on domestic and foreign stock indexes.

Options on Securities.    As discussed more generally above, the fund may engage in the writing of covered call options. The fund may also purchase put options and enter into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities when the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

The fund may write (a) in-the-money call options when the subadviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the subadviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the subadviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges or in the over-the-counter market. The fund may purchase put options issued by the OCC or in the over-the-counter market. The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

Although the fund generally will purchase or write only those options for which the subadviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the subadviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by the fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although the subadviser will attempt to take appropriate measures to minimize the risks relating to the fund’s writing of call options and purchasing of put and call options, there can be no assurance the fund will succeed in its option-writing program.

Futures Contracts and Options on Futures Contracts.    As described generally above, the fund may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to, interest rate, securities index and foreign currency contracts and put and call options on these futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The fund will only enter into futures contracts and options on futures contracts that are traded on a domestic exchange and board of trade. Assets committed to futures contracts will be segregated on the fund’s books to the extent required by law.

The primary purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund’s not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account on the fund’s books an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

The fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the fund’s assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. Owning the underlying security or segregation of assets will cover all futures and options on futures positions. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short-term U.S. debt obligations or other high quality obligations set aside for this purpose.

Index-Related Securities (“Equity Equivalents”).    The fund may invest up to 10% of it’s assets in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Investment in Other Investment Companies.    The fund can also invest up to 10% of its assets in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act of 1940, as amended, (the “1940 Act”) that apply to those types of investments. For example, the fund can invest in exchange-traded funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the exchange-traded funds’ portfolio, at times when the fund may not be able to buy those portfolio securities directly.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company’s portfolio securities and is subject to limitations under the 1940 Act. The fund does not intend to invest in other investment companies unless the subadviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses.

To the extent the fund invests in securities of other investment companies, including Equity Equivalents, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if the fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

Short Sales.    If the fund anticipates that the price of a company’s stock is overvalued and will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The fund may realize a profit or loss depending on whether the market price of a security decreases or increases between the date of the short sale and the date on which the fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever the fund sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, the fund may purchase call options to buy securities sold short by the fund. Such options would lock in a future price and protect the fund in case of an unanticipated increase in the price of a security sold short by the fund.

To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by the fund will be “against the box,” or the fund’s obligation to deliver the securities sold short will be “covered.” The fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the fund’s total assets. Management currently intends to limit the fund’s short sales to shares issued by exchange-traded funds which hold portfolios of securities that seek to track the performance of a specific index or Basket of stocks. Utilizing this strategy will allow the portfolio managers to adjust the fund’s exposure in a particular sector, in a cost effective and convenient manner, without having to see the fund’s holdings of individual stocks in that sector.

RISK FACTORS

General.    There can be no assurance that the fund’s investment objective will be achieved. The value of the fund’s investments will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the fund invests.

Foreign Investments.    Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.

U.S. and Foreign Taxes.    The fund’s investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Futures Contracts and Related Options.    There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the subadviser to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the fund’s portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund has adopted policies and procedures developed by Citigroup Asset Management (“CAM”)(1) with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available

(1)	Citigroup Asset Management (“CAM”) comprises ClearBridge, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms, including the manager. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, ClearBridge, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of ClearBridge, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including ClearBridge, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the subadviser, the fund’s distributors or their affiliates be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

Under the policy, the fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. The fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. The fund’s sector weightings, performance attribution (e.g. analysis of the fund’s outperformance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. The fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to directors who are not “interested persons” (as defined in the 1940 Act) of the fund or the manager (“independent directors”), and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the fund’s Board.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the fund’s Board at its next regularly scheduled meeting.

Currently, the fund discloses its complete portfolio holdings approximately 25 days after calendar quarter end on its website, www.leggmason.com/InvestorServices.

Set forth below is a list, as of                  , 2006, of those parties with whom CAM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

[to be updated by amendment]

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co., (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after quarter end
Lipper	Quarterly	25 days after quarter end
S&P	Quarterly	25 days after quarter end
Morningstar	Quarterly	25 days after quarter end
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

[to be updated by amendment]

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 day
Callan	Quarterly	25 days after quarter end
Mercer	Quarterly	25 days after quarter end
eVestment Alliance	Quarterly	25 days after quarter end
CRA RogersCasey	Quarterly	25 days after quarter end
Cambridge Associates	Quarterly	25 days after quarter end
Marco Consulting	Quarterly	25 days after quarter end
Wilshire	Quarterly	25 days after quarter end
Informa Investment
Services (Efron)	Quarterly	25 days after quarter end
CheckFree (Mobius)	Quarterly	25 days after quarter end
Nelsons Information	Quarterly	25 days after quarter end
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end of a quarter
Elkins/McSherry	Quarterly (calendar)	Sent the first business day following the end of a quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None

Recipient	Frequency	Delay Before Dissemination
Deutsche Bank	Monthly	Sent 6-8 business days following month end
Fitch	Monthly	Sent 6-8 business days following month end
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after quarter end
Evaluation Associates	Quarterly	25 days after quarter end
Watson Wyatt	Quarterly	25 days after quarter end
Moody’s	Weekly Tuesday Night	1 business day
S&P	Weekly Tuesday Night	1 business day
The Bank of New York	Daily	None

With respect to each such arrangement, the fund has a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the fund.

INVESTMENT RESTRICTIONS

The fund has adopted the following fundamental investment restrictions for the protection of shareholders. These restrictions cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% or more of the fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the fund’s outstanding shares. As discussed under “Proposed Investment Restrictions” below, the fund is proposing to change its fundamental investment restrictions.

Current Fundamental Investment Restrictions

Under the fundamental investment restrictions adopted by the fund, the fund may not:

1.    Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2.    Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3.    Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.    Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

5.    Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.    Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, (the “1933 Act”) in disposing of portfolio securities.

7.    Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

While the fund is authorized to borrow money for purposes of investment (leveraging) and to invest in securities of foreign issuers, it has no current intention of engaging in these investment activities and will do so only when the fund’s Board determines that either or both of these activities are in the best interests of shareholders.

Proposed Fundamental Investment Restrictions

The fund has called a meeting of its shareholders to consider several proposals, including the adoption of revised fundamental investments policies or restrictions. If approved by the fund’s shareholders, the fund’s revised fundamental policies will be as follows:

1.    The fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.    The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.    The fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.    The fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.    The fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.    The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.    Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

Non-Fundamental Investment Restrictions

The fund has also adopted certain non-fundamental investment restrictions that may be changed by the fund’s Board at any time. Accordingly, the fund may not:

1.    Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.    Invest more than 5% of the value of its net assets in warrants. Included within that amount, but not to exceed 2% of the value of the fund’s net assets, may be warrants that are not listed on the New York Stock Exchange, Inc. (the “NYSE”) or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

3.    Invest in mineral-type programs or leases.

4.    Purchase or otherwise acquire any security if as a result, more than 15% of its net assets would be invested in securities that are illiquid.

5.    Invest for the purpose of exercising control of management.

6.    Purchase securities of any company with a record of less than three years’ continuous operation if such purchase would cause its investments in such companies to exceed 5% of the value of its total assets. (For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

The Board in accordance with the laws of the State of Maryland manages the business and affairs of the fund. The Board elects officer who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The current directors, including the independent directors, and executive officers of the fund, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Legg Mason the directors oversee, and other board memberships they hold are set forth below. The address of each director is c/o Jay Gerken, 399 Park Avenue, New York, New York 10022. The fund has called a meeting of its shareholders to consider several proposals, including the election of a new Board.

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex Overseen by Director	Other Directorships Held by Director
INDEPENDENT DIRECTORS:

Dwight B. Crane Born 1937	Director	Since 1995	Professor, Harvard Business School (since 1969); Independent Consultant (since 1969)	46	None

Burt N. Dorsett Born 1930	Director	Since 1973	President—Dorsett McCabe Capital Management Inc.; (1986-2004); Chief Investment Officer—Leeb Capital Management, Inc. (1999-2003)	24	None

Elliot S. Jaffe Born 1926	Director	Since 1988	Chairman of The Dress Barn Inc.	24	The Dress Barn, Inc.

Stephen E. Kaufman Born 1932	Director	Since 1995	Attorney	36	None

*	Each director and officer serves until his successor is elected and qualified.
**	Mr. Gerken and each officer of the fund is an “interested person” of the fund as defined in the 1940 Act because of their position with the manager and/or certain of its affiliates.

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex Overseen by Director	Other Directorships Held by Director
Cornelius C. Rose, Jr. Born 1932	Director	Since 1973	Chief Executive Officer and Chairman— Performance Learning Systems	24	None

INTERESTED DIRECTOR:**

R. Jay Gerken, CFA 399 Park Avenue New York, NY 10022 Born 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board, Trustee, or Director of 169 funds associated with LMPFA and its affiliates; Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	169	None

OFFICERS:**

Ted P. Becker 399 Park Avenue New York, NY 10022 Born 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC (“Legg Mason & Co.”) (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM”) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

*	Each director and officer serves until his successor is elected and qualified.
**	Mr. Gerken and each officer of the fund is an “interested person” of the fund as defined in the 1940 Act because of their position with the manager and/or certain of its affiliates.

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex Overseen by Director	Other Directorships Held by Director

OFFICERS CONTINUED:**

John Chiota 100 First Stamford Place, 5th Fl Stamford, CT 06902 Born 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse	N/A	N/A

Robert I. Frenkel 300 First Stamford Place Stamford, CT 06902 Born 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); formerly, Secretary of Citi Fund Management, Inc. (“CFM”) (2001 to 2004)	N/A	N/A

Thomas C. Mandia 300 First Stamford Place Stamford, CT 06902 Born 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with LMPFA or its affiliates	N/A	N/A

Kaprel Ozsolak 125 Broad Street New York, NY 10004 Born 1965	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co.; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co.; formerly, Controller of certain mutual funds associated with Legg Mason & Co. (2002 to 2004)	N/A	N/A

Harry D. Cohen 399 Park Avenue New York, NY 10022 Born 1940	Vice President and Investment Officer	Since 1980	Managing Director of Legg Mason & Co.; Chief Investment Officer of SBFM and its affiliates and CFM	N/A	N/A

Scott Glasser 399 Park Avenue New York, NY 10022 Born 1966	Vice President and Investment Officer	Since 1996	Managing Director of Legg Mason & Co.; Investment Officer of ClearBridge and its affiliates; Co-Director of Research for ClearBridge	N/A	N/A

*	Each director and officer serves until his successor is elected and qualified.
**	Mr. Gerken and each officer of the fund is an “interested person” of the fund as defined in the 1940 Act because of their position with the manager and/or certain of its affiliates.

For the calendar year ended December 31, 2005, the directors of the fund beneficially owned equity securities of the fund within the dollar ranges presented in the table below:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies

Independent Directors
Dwight B. Crane	$50,001-$100,000	Over $100,000
Burt N. Dorsett	None	None
Elliot S. Jaffe	None	None
Stephen E. Kaufman	None	None
Cornelius C. Rose, Jr.	Over $100,000	Over $100,000

Interested Director
R. Jay Gerken	$10,001-$50,000	Over $100,000

As of December 31, 2005, none of the independent directors, or his or her immediate family members, owned beneficially or of record any securities in the manager or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or distributors of the fund.

The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent directors of the fund, namely Messrs. Crane, Dorsett, Jaffe, Kaufman and Rose.

The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, the qualifications and independence of the fund’s independent registered public accounting firm, and the fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the fund’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the independent directors for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firms. The Audit Committee also approves all audit and permissible non-audit services provided by the fund’s independent registered public accounting firms to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting of the fund. During the most recent fiscal year, the Audit Committee met two times.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. During the most recent fiscal year, the Nominating Committee did not meet.

The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for one or more of the directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a director, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a director;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a director;

•	the contribution which the person can make to the Board (or, if the person has previously served as director, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the fund.

In addition, the fund has a Compensation Committee chaired by Mr. Crane which is charged with establishing the appropriate compensation for the Board. During the most recent fiscal year, the Compensation Committee met          times.

The fund also has a Pricing Committee composed of the Chairman of the Board and one independent director which is charged with determining the fair value prices for securities when required. During the most recent fiscal year, the Pricing Committee did not meet.

No employee of CAM or any of its affiliates receives any compensation from the fund for acting as a director or officer of the fund. Each independent director receives an annual retainer of $50,000 for services as director. Mr. Crane receives an additional annual fee of $10,000 for his services as lead director. In addition, each independent director receives fees of $5,500 for each in-person and $100 for each telephonic meeting of the Board attended by the independent director. The annual retainer and meeting fees are allocated among the funds for which each independent director serves on the basis of their average net assets. In addition, each independent director is reimbursed for expenses incurred in connection with attendance at board meetings. For the fiscal year ended December 31, 2005, such expenses totaled $11,977.

The fund has adopted an unfunded, non-qualified deferred compensation plan which allows independent directors to defer the receipt of all or a portion of the directors fees earned until a later date specified by the independent directors. The deferred fees earn a return based on notional investments selected by the independent directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the fund’s annual statement of operations under directors’ fees. Under the deferred compensation plan, deferred fees are considered a general obligation of the fund and any payments made pursuant to the deferred compensation plan will be made from the fund’s general assets. As of December 31, 2005, the fund has accrued $19,501 as deferred compensation.

Until its termination as described below, an emeritus plan is available to directors. Under the plan, each director is required to change to emeritus status upon attainment of age 80. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors emeritus are permitted to attend meetings, but have no voting rights. Messrs. Herbert Barg, Martin Brody and Joseph McCann currently serve as directors emeritus under the emeritus plan. During the fund’s last fiscal year, aggregate compensation paid to directors emeritus was $27,308. The Board has voted to terminate the emeritus plan effective January 1, 2007, and to adopt the emeritus retirement plan for the purpose of providing the payments described below to current emeritus and retiring directors. Notwithstanding the termination of the plan, Messrs. Barg, Brody and McCann will be permitted to continue their emeritus service in accordance with the emeritus plan until the date on which Board directors elected in accordance with the joint proxy statement (filed on behalf of the fund in the third quarter of 2006) accept their elections and commence service as directors.

On June 28, 2006, the Board voted to establish a mandatory retirement age of 75 for current directors and 72 for future directors who do not currently oversee another fund within the Legg Mason Partners fund complex. Mr. Burt N. Dorsett, a current director who will attain age 75 prior to January 1, 2007, will retire on the date on which directors elected in accordance with the joint proxy statement (filed on behalf of the fund in the third quarter of 2006) accept their elections and commence service as directors. Two other directors, including Messrs. Stephen E. Kaufman and Cornelius C. Rose, Jr., have opted to retire on the same date. Mr. Elliot S. Jaffe, a current director who will attain the age of 80 prior to January 1, 2007, will retire as of December 31, 2006.

Each emeritus and retiring director will be entitled to receive under the emeritus retirement plan an aggregate benefit generally equal to the compensation the director would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless a director elects to receive a lump sum payment calculated on a net present value basis. In addition, although Mr. Dwight B. Crane is nominated to continue to serve on the Board of the fund (as well of the Board of certain other funds in the Legg Mason Partners fund complex), the emeritus retirement plan provides for Mr. Crane to receive, in a lump sum payment (calculated on a net present value basis) or in quarterly installments, an aggregate benefit generally equal to the compensation he would have received under the emeritus plan discussed above, had the plan remained in effect, from the funds in the Legg Mason Partners fund complex that Mr. Crane will no longer oversee as a result of the proposed realignment of the existing fund boards. The aggregate benefit (calculated on a net present value basis) to which each emeritus or retiring director or Mr. Crane is entitled under the emeritus retirement plan from the funds in the Legg Mason Partners fund complex that have adopted the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Director	Aggregate Benefit (Net Present Value)
[To be updated by amendment.]

The fund will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring director listed above (excluding Mr. Crane, who will receive such benefits form other funds in the Legg Mason Partners fund complex). Legg Mason or its affiliates will reimburse the fund an amount equal to 50% of the emeritus and retiring director benefits paid by the fund.

The following table shows the compensation paid by the fund during the fiscal year ended December 31, 2005 and other Legg Mason Partners Funds for the calendar year ended December 31, 2005. For the fiscal year ended December 31, 2005, the fund did not pay retirement benefits to its directors and officers.

Name of Person	Aggregate Compensation from The Fund	Total Pension or Retirement Benefits Accrued As part of Fund Expenses	Compensation from Fund and Fund Complex Paid to Directors	Number of Portfolios for Which Director Serves Within Fund Complex

Independent Directors
Dwight B. Crane(1)	$24,426	$0	$233,300	46
Burt N. Dorsett†	$17,152	0	$64,600	24
Elliot S. Jaffe	$18,864	0	$70,000	24
Stephen E. Kaufman	$20,228	0	$156,200	36
Cornelius C. Rose, Jr.	$21,852	0	$81,000	24

Interested Director
R. Jay Gerken	N/A	N/A	N/A	169

(1)	Designates the lead director.

†	Pursuant to a deferred compensation plan, Burt N. Dorsett has elected to defer payment of the following amount of his compensation from the Company:

$3,284 for the fund, for the fiscal year ended December 31, 2005

$14,600 for the Legg Mason Partners Funds, for the calendar year ended December 31, 2005.

As of                  , 2006, the directors and officers of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

To the best knowledge of the fund, as of                  , 2006, the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following classes:

[to be updated by amendment]

Shareholder	Class	Shares Held	% of Shares

*	The fund believes that this entity is not the beneficial owner of shares held of record by them.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager

LMPFA serves as investment manager to the fund pursuant to an investment management agreement (the “Management Agreement”) with the fund that was approved by the Board, including a majority of the independent directors, on June 28, 2006. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $     billion.

Under the Management Agreement, subject to the supervision and direction of the fund’s Board, the manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and

(b) in either event, by a majority of the independent directors with such independent directors casting votes in person at a meeting called for such purpose. The fund or the manager may terminate the Management Agreement on 60 days’ written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

For its services under the Management Agreement, LMPFA receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate
First $250 million	0.750%
Next $250 million	0.700%
Next $500 million	0.650%
Next $1 billion	0.600%
Next $1 billion	0.550%
Over $3 billion	0.500%

For the period from December 1, 2005 through July 31, 2006, Smith Barney Fund Management LLC (“SBFM”) served as the fund’s manager under the same fee schedule as described above.

Prior to December 1, 2005, SBFM served as investment adviser and administrator to the fund pursuant to separate investment advisory and administration agreements and received separate investment advisory and administrative fees.

Prior to December 1, 2005, the fund paid administrative fees, accrued daily and paid monthly, according to the following schedule:

Average Daily Net Assets	Annual Rate
First $250 million	0.200%
Next $250 million	0.187
Next $500 million	0.174
Next $1 billion	0.161
Next $1 billion	0.148
Over $3 billion	0.135

Prior to December 1, 2005, the fund paid SBFM an advisory fee, accrued daily and paid monthly, according to the following schedule:

Average Daily Net Assets
First $250 million	0.550%
Next $250 million	0.513%
Next $500 million	0.476%
Next $1 billion	0.439%
Next $1 billion	0.402%
Over $3 billion	0.365%

For the fiscal years ended December 31, the fund paid SBFM the following investment advisory/management fees:

2005	$24,175,618
2004	22,649,716
2003	18,911,513

For the fiscal year ended December 31, 2004, SBFM waived $1,221,599 of its advisory fees.

For the fiscal year ended December 31, the fund paid SBFM the following administrative fees:

2005	$8,895,433
2004	8,331,059
2003	6,948,436

SubAdviser

ClearBridge serves as the subadviser to the fund pursuant to a sub-advisory Agreement between the manager and ClearBridge that was approved by the Board, including a majority of the independent directors, on June 28, 2006 (the “Sub-Advisory Agreement”). ClearBridge is a wholly owned subsidiary of Legg Mason.

Under the Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will, except for the management of cash and short-term investments that is performed by LMPFA, manage the fund’s portfolio in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

The Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the independent directors with such independent directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on 60 days’ written notice without penalty. The manager or the subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice without penalty. The Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

As compensation for its sub-advisory services, the manager will pay the subadviser a fee equal to 0.70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. Since the Sub-Advisory Agreement went into effect on August 1, 2006, no fees were paid by the manager to the subadviser under the Sub-Advisory Agreement during the fund’s past three fiscal years.

Expenses

In addition to amounts payable under the Management Agreement and the Distribution Plans (as discussed below), the fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Independent Registered Public Accounting Firm

                    , located at                                                                              , has been selected as the fund’s independent registered public accounting firm to audit and report on the fund’s financial statements for the fiscal year ending December 31, 2006.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the independent directors.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the fund’s securities lending agent and receives a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “ transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the fund’s transfer agent and PFPC served as the fund’s sub-transfer agent.

During the year ended December 31, 2005, the fund paid transfer agent fees of $5,254,932 to CTB.

Code of Ethics.    Pursuant to Rule 17j-1 of the 1940 Act, the fund, its manager, the subadviser, and distributors have adopted a Codes of Ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Code of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. Copies of the fund’s, the manager’s, the subadviser’s and the distributors’ Codes of Ethics are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual directors may not agree with particular policies or votes by the subadviser, the Board has approved delegating proxy voting discretion to the subadviser believing that the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix A is a summary of the guidelines and procedures that the subadviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the subadviser uses when a vote presents a conflict between the interests of the fund’s shareholders, on the one hand, and those of the subadviser or any affiliated person of the fund or the subadviser, on the other. This summary of the guidelines gives a general indication as to how the subadviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the subadviser always endeavors to vote proxies relating to portfolio securities in accordance with the fund’s investment objectives.

Information on how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Distributors

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202; CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013; and PFS, located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001, serve as the fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the fund’s Board and by a majority of the independent directors, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI and PFS Distributors, Inc. (“PFS Distributors”), the predecessor in interest to PFS, served as the fund’s distributors. LMIS, CGMI and PFS may be deemed to be underwriters for purposes of the 1933 Act.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the directors or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of directors who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

From time to time, LMIS, CGMI or PFS or their affiliates may also pay for certain non-cash sales incentives provided to PFS Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described below, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFS Registered Representatives that sell shares of the fund.

Initial Sales Charge

The aggregate dollar amount of initial sales charges on Class A and Class C shares received by the distributors were as follows:

Class A Shares†

For the fiscal years ended December 31:

	CGMI	PFS	LMIS
2005	$7,531,000	$6,830,000	$0	*
2004	9,051,000	6,686,413	N/A
2003	6,602,000	3,862,782	N/A

*	For the fiscal period, December 1 through December 31, 2005
†	As of November 20, 2006, the initial sales charge on Class A shares increased.

Class C Shares††

For the fiscal years ended December 31:

	CGMI	LMIS
2005	N/A	$0	*
2004	$135,000	N/A
2003	1,286,000	N/A

††	The initial sales charge on Class C shares has been eliminated.
*	For the fiscal period, December 1 through December 31, 2005

Deferred Sales Charge (paid to distributors)

Class A Shares

For the fiscal years ended December 31:

	CGMI	PFS	LMIS
2005	$3,000	$0	$0	*
2004	41,000	606,187	N/A
2003	6,000	692,295	N/A

*	For the fiscal period, December 1 through December 31, 2005

Class B Shares

For the fiscal years ended December 31:

	CGMI	PFS	LMIS
2005	$810,000	$833,000	$0	*
2004	1,633,000	0	N/A
2003	1,451,000	0	N/A

*	For the fiscal period, December 1 through December 31, 2005

Class C Shares

For the fiscal years ended December 31:

	CGMI	LMIS
2005	$38,000	$0	*
2004	81,000	N/A
2003	65,000	N/A

*	For the fiscal period, December 1 through December 31, 2005

Services and Distribution Plan

The fund has adopted an amended shareholder services and distribution plan (the “Distribution Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, B, C, FI and R shares. The only Classes of shares offered for sale through PFS are Class A shares and Class B shares. Under the Distribution Plan, the fund pays service and distribution fees to each of LMIS, CGMI and PFS, as applicable, for the services they provide and expenses they bear with respect to the distribution of Class A, B, C, FI and R shares and providing services to Class A, B, C, FI and R shareholders. The co-distributors will provide the fund’s Board with periodic reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, B, C, FI and R shares. In addition, the fund pays distribution fees, with respect to the Class B and C shares, at the annual rate of 0.75%, and ,with respect to Class R shares, at an annual rate of 0.25%, of the fund’s average daily net assets.

Prior to December 1, 2005, the fund paid service and distribution fees directly to CGMI and PFS Distributors under separate Distribution Plans with respect to shares sold through CGMI and PFS Distributors.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the independent directors who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Distribution Plan also must be approved by the directors, including a majority of the independent directors in the manner described above. The Distribution Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the independent directors or, with respect to the fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act).

The following service and distribution fees were incurred during the years indicated:

DISTRIBUTION PLAN FEES

	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03
Class A	$8,952,702	$8,344,490	$6,831,064
Class B	10,339,736	10,536,862	9,460,509
Class C	6,595,305	5,666,466	4,042,090

As Class FI and R shares are newly offered as of the date of this SAI, no fees were paid under the Distribution Plan with respect to those share classes for the periods shown above.

Distribution expenses incurred by LMIS, CGMI and/or PFS for advertising, printing and mailing prospectuses, support services and overhead expenses, payments to Smith Barney Financial Advisors or PFS Registered Representatives and for accruals for interest on the excess of LMIS, CGMI and/or PFS expenses incurred in the distribution of the fund’s shares over the sum of the distribution fees and deferred sales charges received by CGMI and/or PFS are expressed in the following table:

For the period from December 1, 2005 through December 31, 2005, LMIS incurred the following distribution expenses for the fund. Distribution expenses included compensation of Service Agents, printing costs of prospectuses and marketing materials.

Fund	Marketing & Advertising	Printing of Prospectuses	Branch Expenses	Service Agents	Total
A	$0	$0	$0	$0	$0
B	$5,075	$254	$0	$176,634	$181,963
C	$4,938	$259	$0	$0	$5,197

For the fiscal year ended December 31, 2005, CGMI incurred the following distribution expenses for the fund. Distribution expenses included compensation of Financial Advisors, printing costs of prospectuses and marketing materials.

Fund	Marketing & Advertising	Printing of Prospectuses	Branch Expenses	Financial Advisors	Total
A	$0	$0	$4,172,034	$3,167,017	$7,339,051
B	$419,719	$2,282	$1,089,369	$3,272,524	$4,783,894
C	$262,974	$2,328	$955,163	$1,574,559	$2,795,024

For the fiscal year ended December 31, 2005, PFS incurred the following distribution expenses for the fund. Distribution expenses included compensation of Registered Representatives, printing costs of prospectuses and marketing materials.

Fund	Marketing & Advertising	Printing of Prospectuses	Branch Expenses	Registered Representatives	Total
A	$0	$0	$1,636,468	$778,109	$2,414,577
B	$168,031	$0	$643,306	$1,208,460	$2,019,797

PORTFOLIO MANAGER DISCLOSURE

Portfolio Manager

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2005.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, if applicable, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Harry D. Cohen	4 Registered investment companies with $1.45 billion in total assets under management	1 Other pooled investment vehicles with $0.06 billion in assets under management	34,950 Other accounts with $6.27 billion in total assets under management
Scott K. Glasser	5 Registered investment companies with $2.80 billion in total assets under management	1 Other pooled investment vehicles with $0.06 billion in assets under management	34,280 Other accounts with $4.01 billion in total assets under management

Portfolio Manager Compensation

Investment professionals of the manager and ClearBridge (collectively, “CAM”) receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio managers. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to a fund, generally the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared) and its ranking among a “peer group” of non-CAM investment managers. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all the portfolio managers listed in the table above.

The manager, the subadviser and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager or the subadviser and the individuals that it employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio managers.

Portfolio Managers	Dollar Range of Ownership of Securities
Harry D. Cohen	$100,001-$500,000
Scott K. Glasser	$50,001-$100,000

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the fund’s Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions. The manager manages the cash and the short-term investments of the fund.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The purchase by the fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement. The aggregate brokerage commissions paid by the fund for its three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Management Agreement and the Sub-Advisory Agreement, each of the manager and the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital. In connection with the manager’s or subadviser’s, as applicable, monitoring of its portfolio transactions for compliance with its policies, the manager and subadviser utilize both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager, the subadviser or their affiliates exercise investment discretion. The manager and the subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager or the subadviser, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. The manager and the subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manger or the subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, the manager and the subadviser do not believe that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser, as applicable. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or subadviser by brokers who effect securities transactions for the fund may be used by the manager or subadviser, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing the fund. Not all of these research services are used by the manager or the subadviser in managing any particular account, including the fund.

For the fiscal year ended December 31, 2005, the following table sets forth certain information regarding the fund’s payment of brokerage commissions and brokerage transactions to brokers because of research services provided:

Total Brokerage Commissions Paid	Amount of Transactions Involving Commissions Paid to Brokers
$1,313,741	$894,063,321

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The fund’s board of directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. Effective December 1, 2005, CGMI is no longer an affiliated person of the fund under the 1940 Act. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

Aggregate Brokerage Commissions Paid

For the fiscal year ended December 31, 2005, the fund has paid the following in brokerage commissions for portfolio transactions:

Total Brokerage Commissions	Commissions paid to CGMI and Affiliates	% of Total Brokerage Commissions paid to CGMI and Affiliates	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGMI and Affiliates
$6,713,937	$140,621	2.09%	2.14%

As of December 1, 2005, LMIS became an affiliated person of the fund under the 1940 Act. For the period December 1, 2005 though December 31, 2005, the fund did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager’s or subadviser’s other clients. Investment decisions for the fund and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by the manager or subadviser, as applicable, occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager or subadviser, as applicable, deem it advisable to purchase or sell securities.

Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts). The portfolio turnover rates for the fund fiscal years ended December 31, 2004 and 2005 were 40% and 53%, respectively.

During the fiscal year ended December 31, 2005, the fund purchased securities issued by the following regular broker-dealers of the fund, which had the following values as of December 31, 2005.

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period (000s omitted)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	E	$81,276
JP Morgan Chase & Co.	E	27,783
Bank of New York	E	31,850
Goldman Sachs & Co.	E	22,349
Bank of America Corp.	E	73,840

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, B, C, FI, R or I* shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s prospectus.

There are no minimum investment requirements for Class A shares for: (i) current and retired board members of Legg Mason, Inc., (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, Inc., are referred to herein as “Board Members”), (iii) current employees of Legg Mason, Inc. and its subsidiaries, as well as (iv) by the ”immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Share certificates for the fund will no longer be issued. If you currently hold shares of the fund, such certificates will continue to be honored.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the fund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a distributor, the transfer agent, or, with respect to a PFS account, Primerica Shareholder Services is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a distributor, the transfer agent or Primerica Shareholder Services [(such fee may be up to $30 for a PFS account)]. The Systematic Investment Plan also authorizes a distributor to apply cash held in the shareholder’s brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which Class of shares to purchase.

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

Class A Shares.    On and after November 20, 2006, Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

Amount of investment	Sales charge as % of offering price	Sales charge as % of net amount	Broker/Dealer Commission as a % of offering price
Less than $25,000	5.75	6.10	5.00
$ 25,000 but less than $50,000	5.00	5.26	4.25
$ 50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more*	0	0	up to 1.00

*	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. As of November 20, 2006, the commission of up to 1.00% will no longer be paid to Service Agents for purchases by retirement plans with a direct omnibus relationship with the fund. However, for certain retirement plans that are permitted to purchase shares at net asset value on or after this date, the Service Agent will remain eligible to receive commissions on additional Class A shares that are purchased. Please contact your Service Agent for more information.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemption made within 12 months of purchase. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class C shares is waived. See “Deferred Sales Charge Provisions” and “Waivers of Deferred Sales Charge” below.

Members of the selling group may receive a portion of the sales charge as described above and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Class B and C Shares.    Class B and C shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Class FI, R and I Shares.     Class FI, R and I shares are sold at net asset value with no initial sales charge and no deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.    Purchases of Class A shares may be made at net asset value (“NAV”) without an initial sales charge in the following circumstances:

(a)	sales to (i) current and retired board members of Legg Mason, Inc., (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, Inc., are referred to herein as “Board Members”), (iii) current employees of Legg Mason, Inc. and its subsidiaries, as well as (iv) by the ”immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)	sales to any employees of Service Agents having dealer, service or other selling agreements with the funds’ distributors or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d)	purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)	purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

(f)	purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g)	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker-dealers and other financial institutions that have entered into agreements with CGMI or LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006 are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006, will also remain eligible to purchase Class A shares at NAV.

Accumulation Privilege—Please see the fund’s prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally, any shares of a Legg Mason Partners fund may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Legg Mason Partners funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. are not eligible.

This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. If you are purchasing through a Smith Barney Financial Advisor, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include those assets. If you are purchasing through a financial professional other than a Smith Barney Financial Advisor, you should check with that financial professional to see which accounts may be combined.

Eligible Prior Purchases.    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.    You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your financial professional, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Deferred Sales Charge Provisions

“Deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are deferred sales charge shares are subject to a 1.00% charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made	Deferred Sales Charge
First	5.00%
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth through eighth	0.00

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributors receive deferred sales charges in partial consideration for the expenses in selling shares.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 12.00% annually or 2.00% monthly of the shareholder’s account balance at the time the withdrawals commence (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70½ (except that shareholders who purchased shares subject to a deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with a distributor or the Manager.

As of November 20, 2006, the deferred sales charge will be waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.

A shareholder who has redeemed shares from other Legg Mason Partners funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation a distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Retirement plan programs authorized by LMIS prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) to offer eligible retirement plan investors the opportunity to exchange all of its Class C shares for Class A shares of the fund, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Class C shares may be purchased by plans investing less than $3 million under the Grandfathered Retirement Program. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If, at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, a participating plan’s total Class C holdings in all non-money market Legg Mason Partners’ funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

PFS Accounts

The fund offers two classes of shares to investors purchasing shares through PFS: Class A shares and Class B shares.

Initial purchases of shares of the fund must be made through a PFS Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, c/o PFPC, P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Additional investments must be sent directly to PFPC. In processing applications and investments, PFPC acts as agent for the investor and for PFS and in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open. Shares purchased will be held in the shareholder’s account by PFPC.

Purchase orders received by the transfer agent or Primerica Shareholder Services prior to the close of regular trading on the the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day.

Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is [$10,000]. Before sending the wire, the PFS Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

Shareholders who establish telephone transaction authority on their account and supply bank account information will be able to make additions to their accounts at any time. Shareholders should contact Primerica Shareholders Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern Time any day that the NYSE is open. A shareholder who does not wish to allow subsequent investments by telephone by any person in his account, should decline the telephone transaction option on the account application. The minimum subsequent investment by telephone is [$250] and can be up to a maximum of [$10,000.] By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund’s regular subsequent investment procedure described above.

An account transcript is available at a shareholder’s request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder’s request.

Additional information regarding Primerica Shareholder Services may be obtained by contacting the Client Services Department at (800) 544-5445.

REDEMPTION OF SHARES

The right of redemption of shares of the fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days.

Each Service Agent is responsible for transmitting promptly orders for its customers. The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Distribution in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of portfolio securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share Price” in the fund’s prospectus. Shareholders may incur brokerage commissions when they subsequently sell those securities.

PFS Accounts

Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to the Primerica Shareholder Services c/o PFPC at P.O. Box 9662, Providence, Rhode Island 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

All persons in whose names the shares are registered must sign the request for redemption. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder’s redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker/dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests redemption from a retirement plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern Time to obtain the proper forms.

Shareholders may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he or she should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of an individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern Time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund’s regular redemption procedure described above.

Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). PFPC will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as, described in the prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, continued withdrawal payments will reduce the shareholder’s investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between classes of a fund.

Shareholders of the fund who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal. For additional information, shareholders should contact their Service Agent.

Additional Information Regarding Telephone Redemption And Exchange Program

Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least 7 days’ prior notice to shareholders.

VALUATION OF SHARES

The fund’s net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the fund’s net assets attributable to each class by the total number of shares of the class outstanding. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each Class may differ. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value per share at the time of purchase, plus the initial sales charge for Class A shares. A deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund.

Class A ($ plus 5.75% of net asset value per share)	$

EXCHANGE PRIVILEGE

General.    Except as noted below, shareholders of any of the Legg Mason Partners funds may exchange all or part of their shares for the same class of other Legg Mason Partners funds, to the extent such shares are offered for sale in the shareholder’s state of residence and provided the shareholder’s Service Agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

Exchanges (other than exchanges through a systematic exchange plan) of Class A, B, C, FI and R shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

The exchange privilege enables shareholders in any Legg Mason Partners fund to acquire shares of the same class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Each distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, FI, R and I Exchanges.     Class A, FI, R and I shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges.    Class B shares of the fund may be exchanged for other Class B shares without a deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges.    Class C shares of the fund may be exchanged for other Class C shares without a deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Programs” for additional information.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a the fund and its shareholders. See “Frequent Purchases and Redemptions of Fund Shares” in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through Service Agents, their Service Agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The fund’s policy is to distribute its net investment income and net realized capital gains, if any, annually. The fund may also pay additional dividends shortly before December 31 each year from certain amounts of undistributed ordinary income and capital gains realized, in order to avoid a federal tax liability.

If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his Service Agent. Shareholders whose accounts are held directly at the transfer agent should notify the transfer agent in writing, requesting a change to this reinvest option.

Dividends on a class of shares of the fund may be lower than another class of shares as a result of different expenses with respect to the classes. Distributions of capital gains, if any, will be in the same amount for each Class of shares.

Taxes

The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change possibly with retroactive effect.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to United States federal income tax on the portion of its taxable income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “Investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

On December 31, 2005, the unused capital loss carryovers by the fund were approximately $18,677,130. For federal income tax purposes, this amount is available to be applied against future capital gains of the fund, if any, that are realized prior to the expiration of the applicable carryover. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the years indicated below.

2010
Carryforward Amounts	$18,677,130

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Investments.    Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Passive Foreign Investment Companies.    If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to United States federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above.

In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

Dividends and Distributions.    Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any distribution or dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include it as income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Dividends and distributions paid by the fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding.    The fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s United States federal income tax liabilities.

Notices.    Shareholders will be notified annually by the fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in “Taxes—Taxation of United States Shareholders—Dividends and Distributions”) made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Special rules apply to foreign persons who receive distributions from the fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a real estate investment trust or (until December 31, 2007) a regulated investment company, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the real estate investment trust or regulated investment company is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a real estate investment trust which is regularly traded on an established U.S. securities market and the real estate investment trust shareholder owned less than 5% of such class of stock at all times during the 1-year period ending on the date of the distribution. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

The foregoing is only a summary of certain material United States federal income tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

Fund History.    The fund was incorporated in Maryland on September 2, 1969 under the name The Shearson Appreciation Fund, Inc. On October 14, 1994, and November 5, 1995, the fund changed its name to Shearson Lehman Brothers Appreciation Fund Inc. and Smith Barney Appreciation Fund Inc., respectively. On April 7, 2006, the fund changed its name to Legg Mason Partners Appreciation Fund Inc.

Under the fund’s charter, the board may classify or reclassify any unissued shares of the fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the fund.

Voting rights.    The fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing directors unless and until such time as shareholders have elected less than a majority of the directors holding office. When matters are submitted for shareholder vote, shareholders of each class will have one vote for each full share owned and a proportionate fractional vote for any fractional share held of that class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one or more of the classes.

Annual and semi-annual reports.    The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receives a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

Licensing Agreement.    “Smith Barney” is a service mark of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Proposed Changes

The fund’s board has approved a number of initiatives designed to streamline and restructure the fund complex and the fund is seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders entitled to vote on the matters, the fund will become a series of a Maryland business trust and will be governed by a board of trustees, rather than a board of directors.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting.    The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.     The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration.     The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.     The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.     The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts.     The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.    The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability.    The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.    The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including SBFM and SaBAM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to replead as a derivative claim.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The fund’s audited financial statements included in the fund’s annual report and the unaudited financial statements included in the fund’s semi-annual report for the period from January 1, 2006 through June 30, 2006 for the fiscal year ended December 31, 2005 are incorporated herein by reference in its entirety. The annual report was filed on March 10, 2006, Accession Number 0001193125-06-50841.

The semi-annual report was filed on             , 2006, Accession Number                     .

APPENDIX A

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that the manager and the subadviser operate under in order to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM(1) votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts

[1]	Citigroup Asset Management (“CAM”) comprises ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms, including the manager. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

A-1

of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

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LEGG MASON PARTNERS APPRECIATION FUND INC.

                    , 2006

LEGG MASON PARTNERS APPRECIATION FUND, INC.

125 Broad Street

New York, NY 10004

PART A - Prospectus

PART B - Statement of Additional Information

PART C - Other Information

Item 23. Exhibits

Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-8B-1 (the “Registration Statement”) as filed with the Securities and Exchange Commission (the “SEC”) on September 9, 1969 and Form N-1A (File Nos. 2-34576 and 811-1940)

(a)(1) The Registrant’s Articles of Incorporation, Articles of Amendment and Articles Supplementary dated August 25, 1969, May 9, 1983, August 26, 1987, July 20, 1989, November 2, 1992, and July 30, 1993, respectively, is incorporated herein by reference to Post-Effective Amendment No. 34 filed on December 29, 1993.

(2) The Registrant’s Articles of Amendment dated October 14, 1994, Form of Articles Supplementary dated November 7, 1994 and Form of Articles of Amendment dated November 7, 1993 is incorporated herein by reference to Post-Effective Amendment No. 37 filed on November 7, 1994.

(3) The Registrant’s Articles of Amendment dated June 1, 1998 is incorporated herein by reference to Post-Effective Amendment No. 44 filed on February 24, 1999.

(4) Articles of Amendment dated April 29, 2004 is incorporated herein by reference to Post-Effective Amendment No. 50 filed on April 29, 2004.

(5) Articles of Amendment dated April 7, 2006 is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 28, 2006.

(b) Amended and Restated By-Laws of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 49 filed on April 30, 2003.

(c) The Registrant’s form of stock certificate is incorporated herein by reference to Post-Effective Amendment No. 31 filed on November 6, 1992.

(d)(1) Management Agreement between the Registrant and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated August 1, 2006 is filed herewith.

(2) Subadvisory Agreement between LMPFA and CAM North America LLC (“CAM N.A.”) dated August 1, 2006 is filed herewith.

(e)(1) Form of Amendment to the Distribution Agreement between the Registrant and Citigroup Global Markets Inc (“CGMI”) dated as of December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 28, 2006.

(2) Form of Amendment to the Distribution Agreement between the Registrant and PFS Investments Inc. (“PFS”) dated as of December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 28, 2006.

(3) Form of Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”) dated as of December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 28, 2006.

(f) Not Applicable

(g) Form of Custodian Services Agreement between the Registrant and State Street Bank and Trust Company dated as of January 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 28, 2006.

(h)(1) Form of Transfer Agency and Services Agreement between the Registrant and PFPC Inc. dated as of January 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 28, 2006.

(2) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 28, 2006.

(3) Form of License Agreement between the Registrant and Citigroup Inc. dated as of December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 28, 2006.

(i)(1) Opinion of Counsel regarding legality of shares being registered is incorporated herein by reference to Post-Effective Amendment No. 38.

(i)(2) Opinion regarding Class FI and R shares to be filed by amendment.

(j)(1) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(2) Power of Attorney dated April 12, 2006 is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 28, 2006.

(k) Not Applicable

(l) Not Applicable

(m)(1) Form of Amended Shareholder Services and Distribution Plan pursuant to Rule 12b-1 (relating to Class A, B, C and Y shares), dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 28, 2006.

(2) Amended Shareholder Services and Distribution Plan (relating to Class FI and R shares) to be filed by amendment.

(n)(1) Rule 18F-3(d) Multiple Class Plan of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 54.

(2) Amended Rule 18f-3(d) Multiple Class Plan of the Registrant to be filed by amendment.

(o) Not Applicable

(p)(1) Amended Code of Ethics of Citigroup Asset Management - North America and Certain Registered Investment Companies, as amended September 13, 2005 is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 28, 2006.

(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 28, 2006.

Item 24. Persons Controlled by or under Common Control with the Registrant

None

Item 25. Indemnification

Response to this item is incorporated herein by reference to Post-Effective Amendment No. 38.

Response to this item is incorporated by reference to the Registration Statement. Reference is hereby made to paragraph 4 of the Distribution Agreement between the Registrant and CGMI, (the “CGMI Distribution Agreement”), paragraph 7 of the Amendment to the Distribution Agreement between the Registrant and CGMI, paragraph 9 of the Distribution Agreement between the Registrant and LMIS and paragraph 7 of the Amendment of Distribution Agreement between the Registrant and PFS. The Directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26. Business and Other Connections of Investment Adviser

(a) Investment Adviser – LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-66785).

Subadvisor - CAM N.A. was formed in 2005 under the laws of the State of Delaware as a limited liability company. CAM N.A. is a direct wholly-owned subsidiary of Legg Mason.

CAM N.A. is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this item 26 of officers and directors of CAM N.A. together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by CAM N.A. pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-64710).

Item 27. Principal Underwriters

(a) CGMI, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust. II, CitiFunds Trust. I, Salomon Funds Trust, Legg Mason Partners Variable Portfolios V, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Variable Portfolios III, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust., Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Legg Mason Partners Variable Portfolios I Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust., Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Legg Mason Partners Variable Portfolio II, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipal Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Investment Trust, Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners

Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Legg Mason Partners Variable Portfolios III, Inc., and various series of unit investment trusts.

LMIS, a distributor of the Registrant is also a distributor of the following funds:

Legg Mason Partners Trust II

CitiFunds Trust I

Salomon Funds Trust

Legg Mason Partners Variable Portfolios V

CitiFunds Premium Trust

CitiFunds Institutional Trust

CitiFunds Trust III

Legg Mason Partners Lifestyle Series, Inc.

Legg Mason Partners Variable Portfolio IV

Legg Mason Partners Investment Series

Consulting Group Capital Markets Funds

High Income Opportunity Fund Inc.

Intermediate Muni Fund, Inc.

Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Investment Trust

Real Estate Income Fund Inc.

Managed High Income Portfolio Inc.

Managed Municipals Portfolio Inc.

Municipal High Income Portfolio Inc.

Citigroup Investments Corporate Loan Fund Inc.

Zenix Income Fund Inc.

Salomon Brothers Capital Fund Inc.

Salomon Brothers Investors Value Fund Inc.

Salomon Brothers Fund Inc.

Salomon Brothers Institutional Series Fund Inc.

Salomon Brothers Series Funds Inc.

Legg Mason Partners Variable Portfolios I

Salomon Brothers Opportunity Fund Inc.

Salomon Brothers 2008 Worldwide Government Term Trust

Salomon Brothers High Income Fund Inc.

Salomon Brothers High Income Fund II Inc.

Salomon Brothers Emerging Markets Income Fund Inc.

Salomon Brothers Emerging Markets Income Fund II Inc.

Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Salomon Brothers Global High Income Fund Inc.

Salomon Brothers Emerging Markets Debt Fund Inc.

Salomon Brothers Capital and Income Fund Inc.

Salomon Brothers Inflation Management Fund Inc.

Salomon Brothers Variable Rate Strategic Fund Inc.

Salomon Brothers Global Partners Income Fund Inc.

Salomon Brothers Municipal Partners Fund Inc.

Salomon Brothers Municipal Partners Fund II Inc.

Legg Mason Partners Variable Portfolios II

Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners California Municipals Fund, Inc.

Legg Mason Partners Equity Funds

Legg Mason Partners Fundamental Value Fund, Inc.

Legg Mason Partners Funds, Inc.

Legg Mason Partners Income Funds

Smith Barney Institutional Cash Management Fund, Inc.

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners Massachusetts Municipal Fund

Legg Mason Partners New Jersey Municipals Fund, Inc.

Smith Barney Money Funds, Inc.

Legg Mason Partners Municipal Funds

Smith Barney Municipal Money Market Fund, Inc.

Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners World Funds, Inc.

Legg Mason Partners Sector Series Inc.

Legg Mason Partners Variable Portfolios III

Legg Mason Cash Reserve Trust, Inc.

Legg Mason Charles Street Trust, Inc.

Legg Mason Global Trust, Inc.

Legg Mason Growth Trust, Inc.

Legg Mason Income Trust, Inc.

Legg Mason Investment Trust, Inc.

Legg Mason Investors Trust, Inc.

Legg Mason Light Street Trust, Inc.

Legg Mason Special Investment Trust, Inc.

Legg Mason Tax Exempt Trust, Inc.

Legg Mason Tax-Free Income Fund

Legg Mason Value Trust, Inc.

Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this. Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177):

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve - Managing Director

Mark R. Fetting - Managing Director

D. Stuart Bowers - Vice President

W. Talbot Daley - Vice President

Thomas J. Hirschmann - Vice President

Joseph M. Furey - General Counsel and Chief Compliance Officer

Ronald Holinsky - Counsel

Robert E. Patterson - Counsel

Theresa M. Silberzahn - Chief Financial Officer

Elisabeth F. Craig - AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202

(c) Not applicable.

Item 28. Location of Accounts and Records

With respect to the Registrant’s Investment Manager:

(1)	c/o Legg Mason Partners Fund Advisor, LLC
399 Park Avenue
New York, NY 10022

With respect to the Registrant’s Subadvisor:

(2)	c/o CAM North America LLC

399 Park Avenue

New York, NY 10022

With respect to the Registrant’s Custodian:

(3)	State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

With respect to the Registrant’s Transfer Agent:

(4)	PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

With respect to the Registrant’s Distributors:

(5)	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

(6)	PFS Investments, Inc.

3120 Breckinridge Blvd

Duluth, GA 30099-0062

(7)	Legg Mason Investor Services, LLC

100 Light Street

Baltimore, MD 21202

Item 29. Management Services

Not Applicable

Item 30. Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS APPRECIATION FUND INC, has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State & New York on the 8th day of September, 2006.

LEGG MASON PARTNERS APPRECIATION FUND, INC.

/s/ R. Jay Gerken
R. Jay Gerken
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on September 8, 2006.

Signature	Title
/s/ R. Jay Gerken R. Jay Gerken	President, Chairman of the Board and Chief Executive Officer

/s/ Kaprel Ozsolak Kaprel Ozsolak	Treasurer and Chief Financial Accounting Officer

/s/ Burt N. Dorsett* Burt N. Dorsett	Director

/s/ Dwight B. Crane* Dwight B. Crane	Director

/s/ Elliott S. Jaffe* Elliott S. Jaffe	Director

/s/ Stephen E. Kaufman* Stephen E. Kaufman	Director

/s/ Cornelius C. Rose, Jr.* Cornelius C. Rose, Jr.	Director

*By:	/s/ R. Jay Gerken
R. Jay Gerken

Attorney-in-Fact, pursuant to Power of Attorney dated April 12, 2006.

EXHIBIT INDEX

Exhibit No.	Exhibit
(d)(1)	Management Agreement with Legg Mason Partners Fund Advisor, LLC

(d)(2)	Subadvisory Agreement with CAM North America LLC